N-SAR Exhibit: Sub-item 77I
Western Asset High Yield Defined Opportunity Fund Inc. (the "Fund")

The Fund's Investment Management Agreement and Subadvisory Agreements are incorporated by reference to Registrant's pre-effective
Amendment No. 3 to Form N-2, filed with the Securities and Exchange Commission on October 20, 2010 (Accession No. 0001193125-10-232775).